                                                                    Exhibit 24

                        POTOMAC ELECTRIC POWER COMAPNY

                               POWER OF ATTORNEY
                               -----------------

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned directors and officers of POTOMAC ELECTRIC POWER COMPANY (the "Company") hereby constitute and appoint John M. Derrick, Jr., Dennis R. Wraase, William T. Torgerson, Anthony J. Kamerick, Ellen Sheriff Rogers, Peyton G. Middleton, Jr. and Karen G. Almquist, and each of them, their true and lawful attorneys and agents with full power and authority, in their names and on their behalf, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable Potomac Electric Power Company to comply with the Securities Exchange Act of 1933, as amended (the "Act"), the Securities Exchange Act of 1934, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission thereunder, and to comply with the securities laws of any state of the United States or any other jurisdiction, in connection with a Registration Statement on Form S-3 to be filed under the Act for the public offering and sale of up to $130,000,000 in Tax Deductible Trust Preferred Securities, and any Registration Statement for the public offering and sale of up to an additional 20% thereof filed in accordance with Rule 462(b) under the Act, including specifically, but without limiting the generality of the foregoing, power and authority to sign the names of the undersigned directors and officers, in the respective capacities indicated below, to of said Registration Statements and to any instruments or documents filed as a part of or in connection with said Registration Statements or amendment thereto; and each of the undersigned hereby ratifies and confirms all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, each of the undersigned has subscribed, or caused to be subscribed, these presents this 28th day of April, 1998.

                                        Signature
                                        ---------

                                        /s/ JOHN M. DERRICK, JR.

Principal Executive Officer:            JOHN M. DERRICK, JR.
                                        President, Chief Executive
                                          Officer and Director

                                        /s/ DENNIS R. WRAASE
Principal Financial Officer and
Principal Accounting Officer:           DENNIS R. WRAASE
                                        Senior Vice President, Chief
                                          Financial Officer and Director

Director                        /s/ ROGER R. BLUNT, SR.
                                -------------------------
                                ROGER R. BLUNT, SR.

Director                        /s/ EDMUND B. CRONIN, JR.
                                --------------------------
                                EDMUND B. CRONIN, JR.

Director                        /s/ RICHARD E. MARRIOTT
                                --------------------------
                                RICHARD E. MARRIOTT

Director                        /s/ DAVID O. MAXWELL
                                --------------------------
                                DAVID O. MAXWELL

Director                        /s/ FLORETTA D. McKENZIE
                                --------------------------
                                FLORETTA D. McKENZIE

Director                        /s/ ANN D. McLAUGHLIN
                                --------------------------
                                ANN D. McLAUGHLIN

Director                        /s/ EDWARD F. MITCHELL
                                --------------------------
                                EDWARD F. MITCHELL

Director                        /s/ PETER F. O'MALLEY
                                --------------------------
                                PETER F. O'MALLEY

Director
                                --------------------------
                                LOUIS A. SIMPSON

Director                        /s/ A. THOMAS YOUNG
                                --------------------------
                                A. THOMAS YOUNG